SCHEDULE 14A
                               (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                 Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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




               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                  4 Hardscrabble Heights, P.O. Box 382
                       Brewster, New York  10509


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on March 30, 2001

To the Stockholders of Touchstone Applied Science Associates, Inc.:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Friday, March 30, 2001 at the hour of 10:00 a.m. local time for the following purposes:

            (1)     To elect Directors of the Company;

            (2)     To ratify the appointment of independent auditors; and

            (3) To transact such other business as may properly come before the Meeting.

            Only stockholders of record at the close of business on February 16, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                       By Order of the Board of Directors,


                                       LINDA G. STRALEY
                                       Vice President and Secretary

Brewster, New York
February 27, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

 [THIS PAGE INTENTIONALLY LEFT BLANK]

               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                  4 Hardscrabble Heights, P.O. Box 382
                       Brewster, New York  10509

                   ANNUAL MEETING OF STOCKHOLDERS

                           PROXY STATEMENT

            This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 2000
("Fiscal 2000"), will be mailed together to stockholders on or about February 27, 2001.

            Stockholders of record at the close of business on February 16, 2001 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 2,559,453 shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

            The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required. However, because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as a negative vote for Proposal 2 in this Proxy Statement.

            All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for director in Proposal No. 1, and FOR the ratification of the independent auditors in Proposal No. 2. If any other matters are properly presented at the Meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

            As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                           AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of February 16, 2001, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group.

            As of February 16, 2001, there were 2,559,453 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share.

            All of the shares of Common Stock owned by Andrew L. Simon and Linda G. Straley, other than shares deemed to be owned beneficially by such officers because they may be acquired through the exercise of currently exercisable stock options, are held in a voting trust (the "Voting Trust"), pursuant to a Voting Trust Agreement, dated as of August 19, 1992, as amended. Until his death, Bertram L. Koslin had been sole Voting Trustee.
Julius Ostreicher, the attorney for the Estate of Bertram L. Koslin, Andrew L. Simon, the Chairman of the Board of Directors and the President of the Company, and Eileen West, a former director of the Company, have been appointed as successor Voting Trustees. For purposes of the table set forth below, each of such officers are listed as beneficially owning the shares of Common Stock listed opposite his or her name, even though the Voting Trust has the sole rights to vote such shares. Because the Voting Trust has the sole and exclusive power to exercise all voting rights with respect to the shares of Common Stock deposited in the Voting Trust, the Voting Trust has sole voting and dispositive power with respect to 273,593.5 shares of Common Stock. Accordingly, the Voting Trust has the power to exercise 273,593.5 votes, or 10.7% of all eligible votes.


Name and Address of
Beneficial Owners and       Shares of Common Stock     Percent of Common Stock
Directors and Officers        Beneficially Owned         Beneficially Owned
------------------------------------------------------------------------------


5% Beneficial Owners:
--------------------
Cahill, Warnock Strategic
Partners Fund, L.P.               653,993(1,2)                   23.4%
c/o Cahill, Warnock & Co., LLC
1 South Street, Suite 2150
Baltimore, MD 21202

------------------------------------------------------------------------------

Voting Trust, u/a dated
August 19, 1992, as amended,      273,593.5                      10.7%
Julius Ostreicher, Andrew  L.
Simon and Eileen West,
Voting Trustees
c/o Touchstone Applied Science
Associates, Inc.
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Officers and Directors:
-----------------------

Michael D. Beck                   130,875(3)                      4.9%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Steven R. Berger                    6,300(4)                      0.2%
620 Fifth Avenue
New York, NY 10020

------------------------------------------------------------------------------

Peter Duhamel                      40,000(5)                      1.5%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Joseph A. Fernandez                 5,900(6)                      0.2%
4392 Live Oak Boulevard
Palm Harbor, FL 34685

------------------------------------------------------------------------------

Andrew L. Simon                   222,613(7)                      8.2%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Denise M. Stefano                  20,000(8)                      0.8%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Linda G. Straley                  102,944(9)                      3.9%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Thomas Struzzieri                       0(10)                      --
24 Closs Drive
Rhinebeck, NY  12472

------------------------------------------------------------------------------

Faith Takes                        47,500(11)                     1.8%
14 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

David L. Warnock                  695,231(12)                    24.5%
1 South Street, Suite 2150
Baltimore, Maryland 21202

------------------------------------------------------------------------------

Officers and Directors as     1,426,074.5(13)                    44.1%
a Group (10 persons)

------------------------------------------------------------------------------


--------------

(1) Includes 258,268 shares that Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund") has the right to acquire pursuant to currently exercisable warrants (the "Fund Warrants"). Excludes (a) 21,927 shares and (b) 14,311 shares which may be acquired pursuant to currently exercisable warrants (the "Strategic Warrants") owned by Strategic Associates, L.P., an affiliate of the Fund, but as to which the Fund disclaims beneficial ownership. ("Strategic Associates"; together, with the Fund, the "Cahill, Warnock Entities"). Pursuant to the Investor Rights Agreement (the "Investor Rights Agreement") between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the Fund Warrants and the Strategic Warrants (the "Warrants") (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. In addition, for a period of 29 months from the closing date of the investment by the Cahill Warnock Entities, at each meeting of stockholders for the purpose of electing directors, the Cahill, Warnock Entities have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

(2) Edward L. Cahill is a general partner of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner. David L. Warnock is also a general partner of Cahill, Warnock Partners and is a director of the Company (see footnote 13 to this table). Messrs. Cahill and Warnock are also the sole members of Cahill, Warnock & Company, LLC, which is the sole general partner of Strategic Associates, which holds the Strategic Warrant.

(3) Includes (i) 32,000 shares which are owned jointly with Mr. Beck's wife, (ii) 9,375 shares owned by Mr. Beck's daughter, and (iii) 70,750 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options; excludes 9,375 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

(4) Includes 6,300 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

(5) Includes 40,000 shares which are the subject of options granted to Mr. Duhamel which are currently exercisable.

(6) Includes 5,000 shares which Mr. Fernandez has the right to acquire upon the exercise of currently exercisable stock options.

(7) Includes 141,875 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options, and which options are not included in the Voting Trust; excludes (i) 375 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and (ii) the shares of Common Stock held in the Voting Trust for the benefit of all of the members thereof, which Voting Trust is listed separately as a 5% stockholder in this table. Mr. Simon is one of three Voting Trustees of the Voting Trust.

(8) Includes 20,000 shares which are the subject of options granted to Ms. Stefano which are currently exercisable.

(9) Includes 64,800 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options.

(10) Excludes 5,000 shares which are the subject of options granted to Mr. Struzzieri which are not currently exercisable.

(11) Includes 47,500 shares which Ms. Takes has the right to acquire upon the exercise of currently exercisable stock options.

(12) Includes (i) 5,000 shares which Mr. Warnock has the right to acquire upon the exercise of currently exercisable stock options; (ii) 417,652 shares owned by the Cahill Warnock Entities, (iii) 258,268 shares which the Fund has the right to acquire pursuant to the Fund Warrant; and
       (iv) 14,311 shares which Strategic Associates, has the right to acquire pursuant to the Strategic Warrant (see footnotes 1 and 2 to this table).

(13) Includes shares held in the Voting Trust for the benefit of the Estate of Bertram L. Koslin, Eileen West and certain employees of the Company. Andrew L. Simon, Chairman of the Board of Directors and President of the Company, is one of three Voting Trustees of the Voting Trust. Includes an aggregate of 673,804 shares which are the subject of currently exercisable options and warrants which are held or deemed held by officers and directors of the Company, but are not included in the Voting Trust. Excludes an aggregate of 5,000 shares which are the subject of options which are held by officers and directors of the Company which are not currently exercisable and are not included in the Voting Trust.





                             PROPOSAL NO. 1
                         ELECTION OF DIRECTORS

    MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF
             THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

            Seven directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the seven persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

            DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.

            The following table sets forth information concerning each person nominated to serve as a director of the Company:


                                    First Became
    Name                     Age      Director              Position
    ----                     ---      --------              --------

Michael D. Beck              54        1997         Director; Vice President,
                                                    TASA; President and Chief
                                                    Executive Officer, Beck
                                                    Evaluation & Testing
                                                    Associates, Inc. ("BETA")

Steven R. Berger(1)(2)       45        1996         Director

Joseph A. Fernandez(1)(2)    65        1998         Director

Andrew L. Simon              58        1995         Chairman of the Board of
                                                    Directors; Chief Executive
                                                    Officer, TASA; President,
                                                    TASA

Linda G. Straley             44        1994         Director; Vice President,
                                                    TASA; Secretary, TASA

Thomas G. Struzzieri         42        2000         Director

David L. Warnock(1)(2)       43        1998         Director

[FN]
------------
(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

            MICHAEL D. BECK was elected as a Director of the Company in March 1997 and has been Vice President of the Company since January 1997. Mr. Beck is also a Director and President and Chief Executive Officer of BETA and is a Director of MLP. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Certain Relationships and Related Transactions", below. Mr. Beck has also provided consulting services on matters of educational research and assessment for various military, governmental and commercial organizations. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

            STEVEN R. BERGER was elected as a Director of the Company in March 1996 and he also serves on each of the Company's Compensation and Audit Committees. Mr. Berger has been a partner in the law firm of Salans Hertzfeld Heilbronn Christy & Viener (formerly Christy & Viener) in New York City since January 1989. Mr. Berger received an A.B. and a J.D. from Harvard University. Salans Hertzfeld Heilbronn Christy & Viener has acted as special securities counsel to the Company since January 1995.

            JOSEPH A. FERNANDEZ was elected as a Director of the Company in December 1998 and, since that date, he has also served on each of the Company's Audit and Compensation Committees. Dr. Fernandez is also a director of BETA and TESC. Dr. Fernandez is President of Joseph A. Fernandez & Associates, Inc., an education consulting firm. From June 1993 until June 1996, Dr. Fernandez served as President and Chief Executive Officer of School Improvement Services, Inc., an organization in Winter Park, Florida which provides consulting services related to school improvement at the state, district or school level. From June 1993 until July 1994, Dr. Fernandez also served as the President of the Council of Great City Schools, a Washington, D.C. based organization representing fifty of the largest urban school districts in the United States. Prior to assuming such positions in 1993, Dr. Fernandez served as Chancellor of the New York City Public Schools from 1990 to 1993 and as Superintendent of the Dade County Public Schools in Miami, Florida from 1987 to 1990. Dr. Fernandez also serves on the Board of Directors of Children's Comprehensive Services, Inc. Dr. Fernandez holds a B.A. from the University of Miami, a M.A. in Education from Florida Atlantic University and an Ed.D. from Nova University.

            ANDREW L. SIMON was elected as Director and as President and Chief Financial Officer of the Company in March 1995. Mr. Simon is also a Director of MLP, a Director and President and Treasurer of TESC, a Director and Treasurer of MESI and a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is on the George Washington University National Council for Education and Human Development.

            LINDA G. STRALEY was elected as a Director of the Company and has been Vice President since June 1994. From June 1994 through March 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, from 1984 to 1994, she served as director of DRP Services for the Company. Ms. Straley is also a Director of MESI and a Director and Secretary of TESC. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Educational Psychology and Statistics from the State University of New York.

            THOMAS STRUZZIERI was elected a director of the Company in June 2000. Mr. Struzzieri is the owner of HITS, a special events production company. HITS currently produces major equestrian circuits in California, Florida, Virginia, New York, Arizona, and Nevada. He is a director of the American Horse
Shows Association and President of the National Hunter Jumper Council. He is on the Board of Directors of the United Way of Dutchess County, the Rhinebeck Center for Performing Arts, the Bardavon Opera House, the Boy Scouts of American of Dutchess
County and the Astor Home for Children. Mr. Struzzieri is also a trustee of Vassar Hospital and a member of the Business and Community Leaders' Advisory Committee of the Institute of Ecosystems Studies. He attended Vassar College.

            DAVID L. WARNOCK was elected as a Director of the Company in October 1998 and, since that time, he has also served on each of the Company's Audit and Compensation Committees. Mr. Warnock is also a Director of TESC. Mr. Warnock is a founding partner of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of Children's Comprehensive Services, Inc., Concorde Career Colleges, Inc., Environmental Safeguards, Inc., and The School Company. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

            Pursuant to the Investor Rights Agreement, the Company has agreed that so long as Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Investors") own at least 50% of the warrants (the "Warrants") issued in connection with a certain Securities Purchase Agreement (the "Securities Purchase Agreement") (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph
A. Fernandez are the two current directors who were nominated by the Investors. Pursuant to a certain Investor Rights Agreement executed simultaneously with the Securities Purchase Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company. See "Proposal No. 4" and "Certain Relationships and Related Transactions", below.

COMMITTEES AND MEETINGS

            The Board of Directors had six during the fiscal year ended October 31, 2000 ("Fiscal 2000"), of which four were regularly scheduled meetings, and otherwise acted by unanimous written consent.

            The Company does not presently have any standing nominating committee of the Board of Directors or committee performing similar functions. The Compensation Committee, which, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan and the Company's 2000 Stock Incentive Plan had one meeting during Fiscal 2000 and otherwise acted by unanimous written consent.

            During Fiscal 2000, all members of the Board of Directors attended at least 75% of the total number of (i) Board of Directors meetings, and (ii) meetings held by the committees of which each is a member.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee of the Company focuses primarily on: (a) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (b) the independence and performance of the Company's independent auditors; and (c) the Company's compliance with financial regulatory requirements.

            The Audit Committee meets with management of the Company no less than quarterly to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also discusses these matters with the Company's independent auditors and the Company's financial
and accounting personnel.   The Audit Committee held two meetings
during Fiscal 2000.

            The Company's independent auditors and the Company's internal financial and accounting personnel have unrestricted access to the members of the Audit Committee.
The Audit Committee's functions are described in further detail in the Audit Committee Charter adopted by the Board of Directors on June 7, 2000 and set forth in Exhibit A to this Proxy Statement.

            The directors of the Company who serve on the Audit Committee are all "independent" for purposes of the NASDAQ SmallCap Listing Standards. The Board of Directors of the Company has determined that no member of the Audit Committee has a relationship with the Company that may interfere with the committee's independence from the Company and its management.

            The Audit Committee had three meetings during Fiscal 2000. The Audit Committee has reviewed and discussed the audited financial statements of Fiscal 2000 with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed under Statement of Accounting
Standards 61. The Audit Committee has inquired as to the independent accountant's independence and has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Committees. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for Fiscal 2000 be included in the Company's Annual Report on Form 10-KSB.

Steven R. Berger
Joseph A. Fernandez
David L. Warnock (chairman)

EXECUTIVE COMPENSATION

            The following table shows compensation for services rendered to the Company during the fiscal year ended October 31, 2000, 1999 and 1998, respectively ("Fiscal 2000", "Fiscal 1999"
and "Fiscal 1998"), by the Chief Executive Officer, the President of BETA, the Chief Operating Officer of TASA and MLP, the Chief Financial Officer, and the Executive Vice President of TESC. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during Fiscal 2000. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the President of BETA, the Chief Operating Officer of TASA and MLP, the Chief Financial Officer, and the Executive Vice President of TESC is shown in the Summary Compensation Table below.



                       SUMMARY COMPENSATION TABLE



                                   Annual Compensation                          Long-Term Compensation
                             --------------------------------------------------------------------------------

                                                                             Awards                 Payouts
                                                                   ------------------------------------------

                                                                                  Securities                   All Other
                                                     Other Annual   Restricted    Underlying          LTIP      Compen-
Name and Principal                                   Compensation     Stock      Options/SARs(1)     Payouts    sation
    Position          Year    Salary ($)    Bonus ($)     ($)       Award(s) ($)      (#)             ($)        ($)
--------------------------------------------------------------------------------------------------------------------------


Andrew L. Simon,      2000     $212,500       0        $35,350(2)      0         20,000/0             0         0
President, Chief      1999     $200,000       0        $35,473(2)      0         21,875/0             0         0
Executive Officer     1998     $180,000       0        $41,663(2)      0         19,625/0             0         0


Michael D. Beck,      2000     $150,000    $20,608     $30,702(3)      0         12,000/0             0         0
Vice President,       1999     $120,000    $26,811     $32,864(3)      0         13,750/0             0         0
TASA; President       1998     $110,000     $5,000     $32,864(3)      0         13,750/0             0         0
and Chief
Executive
Officer, BETA


Peter A. Duhamel,     2000     $122,260       0        $20,201(4)      0         40,000/0             0         0
Chief Operating       1999         0          0           0            0              0/0             0         0
Officer, TASA/MLP     1998         0          0           0            0              0/0             0         0


Denise M. Stefano,    2000     $110,000       0        $14,842(5)      0          5,000/0             0         0
Chief Financial       1999      $50,000       0         $1,341(5)      0         15,000/0             0         0
Officer               1998         0          0              0         0              0/0             0         0


Faith Takes,          2000     $150,000       0        $10,979(6)      0         10,000/0             0         0
Executive Vice        1999     $150,000    $33,990     $10,700(6)      0         37,500/0             0         0
President, TESC;      1998         0          0           0            0              0/0             0         0
President and
Chief Executive
Officer, MESI

---------------
(1)	To date, the Company has issued no SARs.

(2)	Includes: contributions of $17,000 to the Company's Money
        Purchase Pension Plan (the "Pension Plan") in Fiscal 2000; $16,000 in Fiscal 1999, and $24,000 in Fiscal 1998 to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)") and Pension Plan; and $9,882, $10,167, and $8,250 for a company car in Fiscal 2000, 1999 and 1998 respectively.

(3)	Includes: a contributions of $17,000 to the Company's Pension
        Plan in Fiscal 2000; and $12,000 in Fiscal 1999, and $17,250 in Fiscal 1998 to the Company's 401(k) and Pension Plan; and $6,234, $7,176 and 7,176 for a company car in Fiscal 2000, 1999 and 1998, respectively.

(4)	Includes: a contribution of $12,226 to the Company's Pension
        Plan in Fiscal 2000 and $4,995 for a company car in Fiscal
        2000;

(5)	Includes: a contribution of $11,000 to the Company's Pension
        Plan in Fiscal 2000 and $840 for a company car in Fiscal 2000

(6)	Includes: $8,412 for a company car in Fiscal 2000 and $7,200 in Fiscal 1999.


EMPLOYMENT CONTRACTS

            On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon and Linda G. Straley, pursuant to which the Company agreed to employ Mr. Simon and Ms. Straley, and each of Mr. Simon and Ms. Straley agreed to remain, as the Company's President and Chief Executive Officer and Vice President respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

            As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as Vice President of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

            In the employment agreements with each of Messrs. Simon and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement), such executive's employment agreement would continue until the later of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied. In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. In addition, Mr. Beck's employment agreement provides that, in the event of a change of control, he would be entitled to receive a bonus equal to the average annual bonus payable to Mr. Beck from the Company in respect of two of the last three fiscal years immediately preceding the date of any change of control in which the bonuses paid were higher.

            In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI. Ms. Takes' employment agreement has a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The employment agreement contains a non-competition clause for two years following termination of the executive's employment.

            On March 26, 1999, the Company entered into an employment agreement with Denise M. Stefano, pursuant to which, effective as of May 3, 1999, the Company agreed to employ Ms. Stefano, and Ms. Stefano agreed to remain, as the Chief Financial Officer of TASA, for an initial term of one year. In February 2000, the Company renewed the employment with Ms. Stefano for a three-year term, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The agreement contains a non-competition clause for one year following termination of the executive's employment.

            On December 1, 1999, the Company entered into an employment agreement with Peter Duhamel, pursuant to which, effective as of January 10, 2000, the Company agreed to employ Mr. Duhamel, and Mr. Duhamel agreed to remain, as the Chief Operating Officer of TASA and MLP and as a Vice President of TASA, for a term of one year, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The agreement contains a non-competition clause for one year following termination of the executive's employment. Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK INCENTIVE PLAN

            The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25,
1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991
Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 625,000 shares of Common Stock may be granted to employees, officers, directors and consultants of the Company.
The Amended Option Plan terminates in 2001, after which no further options or stock awards may be issued under the Amended Option Plan; all options and other stock awards outstanding under the Amended Option Plan at the termination date shall continue to be outstanding and may be exercised in accordance with their respective terms, until such options or other stock awards expire by their terms.

            The Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "2000 Plan") in February, 2000. The stockholders of the Company approved the 2000 Plan at the Company's Annual Meeting of Stockholders held on March 31, 2000. Under the 2000 Incentive Plan, options or other stock awards with respect to up to 300,000 shares of the Company's Common Stock may be granted to employees, officers, directors and consultants of the Company. As of February 16, 2001, no options or other stock awards have been issued under the 2000 Plan. The terms of the 2000 Plan are substantially identical to the terms of the Amended Option Plan, except for provisions with respect to the number of shares which may be issued under the 2000 Plan and the expiration date of the Plan.

            Each of the Amended Option Plan and the 2000 Plan (collectively, the "Option Plans") is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Option Plans, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Option Plans may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Option Plans which would entitle the Participant to receive more than 50,000 shares.

            In Fiscal 1998, the Company granted a total of 90,875 options under the Amended Option Plan; in Fiscal 1999, the Company granted a total of 125,625 options under the Amended Option Plan; and in Fiscal 2000, the Company granted a total of 113,275 options under the Amended Plan. In Fiscal 1998, 29,225 options under the Amended Option Plan were canceled; in Fiscal 1999, 45,500 options under the Amended Option Plan were canceled; and in Fiscal 2000, 76,350 options under the Amended Option Plan were canceled. As of October 31, 2000, there were 498,038 options in the aggregate outstanding under the Amended Option Plan.


                        OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                   Individual Grants
-----------------------------------------------------------------------------------------------------

                     Number of Securities      Percent of Total
                          Underlying         Options/SARs Granted     Exercise or
                       Options/SARs(1)          to Employees in        Base Price
     Name                 Granted (#)             Fiscal Year(4)         ($/Sh)       Expiration Date
-----------------------------------------------------------------------------------------------------


Andrew L. Simon,           20,000(2)                 15.9%              $1.668        February 7, 2010
President,
Chief Executive
Officer

Michael D. Beck, Vice      12,000(2)                  9.5%              $1.668        February 7, 2010
President, TASA;
President and Chief
Executive Officer,
BETA

Peter A. Duhamel,          40,000(3)                 31.8%              $2.125        January 10, 2010
Chief Operating
Officer, TASA/MLP

Denise M. Stefano,          5,000(2)                  4.0%              $1.668        February 7, 2010
Chief Financial
Officer

Faith Takes, Executive     10,000(2)                  8.0%              $1.668        January 10, 2010
Vice President, TESC;
President and Chief
Executive Officer,
MESI


--------------
(1)	To date, the Company has issued no SARs.

(2)     These options became exercisable on February 7, 2001.

(3)     These options became exercisable on January 10, 2001.

(4)	Includes all options granted to employees and directors under the Amended Option Plan, the Directors Stock Option Plan and the Consultants Stock Incentive Plan in Fiscal 2000.





            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FY-END OPTION/SAR VALUES



                                                          Number of           Value of
                                                   Securities Underlying     Unexercised
                                                         Unexercised         In-the-Money
                                                       Options/SARs(1)     Options/SARs(1)
                                                        at FY-End (#)       at FY-End ($)
                                                  ------------------------------------------

                   Shares Acquired      Value            Exercisable/         Exercisable/
     Name          on Exercise (#)    Realized ($)      Unexercisable        Unexercisable
--------------------------------------------------------------------------------------------

Andrew L. Simon,
President, Chief
Executive Officer        0                0             121,875/20,000            (2)

-----------------------------------------------------------------------------------------------------

Michael D. Beck, Vice    0                0              58,750/12,000            (2)
President, TASA;
President and Chief
Executive Officer,
BETA

-----------------------------------------------------------------------------------------------------

Peter Duhamel, Chief     0                0              40,000/0                 (2)
Operating Officer,
TASA/MLP

-----------------------------------------------------------------------------------------------------

Denise M. Stefano,       0                0              15,000/5,000             (2)
Chief Financial
Officer

-----------------------------------------------------------------------------------------------------

Faith Takes,             0                0              37,500/10,000            (2)
Executive Vice
President, TESC;
President and Chief
Executive Officer,
MESI
-----------------------------------------------------------------------------------------------------

-------------------
(1)	To date, the Company has issued no SARs.

(2)	Based on the closing price of the Company's Common Stock on
        NASDAQ on October 31, 2000, or $0.938, none of the options held by these officers was "in the money".


DIRECTORS COMPENSATION

            The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. The Directors Plan initially authorized awards up to an aggregate of 25,000 shares of Common Stock. In February 2000, the Board of Directors approved an amendment to the Directors Plan increasing to 75,000 the number of shares which may be the subject of stock options under the Directors Plan.
The stockholders of the Company approved such amendment at the Annual Meeting of Stockholders on March 31, 2000. Under the Directors Plan, non-qualified stock options to purchase up to 75,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

            Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. After giving effect to the one-for-four reverse stock split in March 1999, on March 27, 1998, the Company granted 1,250 options; on October 28, 1998, the Company granted 1,250 options; on December 15, 1998, the Company granted 1,250 options; and on March 4, 1999, the Company granted 1,875 options. On March 31, 2000, the Company granted 7,500 options, and on June 7, 2000, the Company granted 5,000 options under the Directors Plan.

            Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

OTHER PLANS

            Consultants Stock Incentive Plan.  In March 1997, the
            ---------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 50,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant, however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. In Fiscal 1998, 27,500 options were granted under the Consultants Plan; in Fiscal 1999, no options were granted under the Consultants Plan and 35,000 options were canceled or forfeited; and in Fiscal 2000, no options were granted under the Consultants Plan.

            Profit Sharing Plan.  The Company has a qualified
            --------------------
401(k) Profit Sharing Plan. The 401(k) Plan allows eligible employees to contribute up to 15 percent (15%) of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. For Fiscal 1998, the Company made a contribution to profit sharing equal to five percent (5%) of each eligible employee's compensation, thereby limiting each eligible employee to contribute up to ten percent (10%) of compensation. In Fiscal 2000 and 1999, the Board of Directors of the Company elected not to make its customary contribution of five percent (5%) of each eligible employee's compensation in order to retain such amount for working capital; accordingly, each eligible employee is permitted to contribute up to fifteen percent (15%) of compensation.

            Net assets for the 401(k) Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were $1,794,313 and $1,684,666 at October 31, 2000 and 1999, respectively.

            Money Purchase Pension Plan.  In October 1991, the
            ----------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, the Company makes an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation.
Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were $944,366 and $964,539 at October 31, 2000 and 1999, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The Company is authorized to issue 5,000,000 shares, par value $.0001 per share, of preferred stock. The stock may be issued by the Board of Directors of the Company in one or more series and with such preferences, conversion or other rights, voting powers and other provisions as may be fixed by the Board of Directors in the resolution authorizing its issuance without any further action of the stockholders.

            In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. The Company financed the acquisition through the issuance of the Debentures, with the Warrants attached, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement"), with the Investors. Pursuant to the Securities Purchase Agreement, the
Company: (i) issued and sold to the Investors 8% Debentures due 2003 (the "Debentures"), dated October 28, 1998 (the "Purchase Closing Date"), in the aggregate principal amount of $4,000,000,
(ii) issued and sold to the Investors, as additional consideration for purchasing the Debentures, the Warrants to acquire an aggregate of 690,229.5 shares of the Company's Common Stock, which, on the Purchase Closing Date, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities Purchase Agreement and (iii) authorized the issuance and sale in the future to the Investors of additional shares of the Company's Common Stock upon the Company's exercise of a put option, the terms and conditions of which are set forth in the Securities Purchase Agreement. Of the Warrants issued, 80% are immediately exercisable, and 20% will become exercisable 18 months after the Purchase Closing Date if the Company shall not have repaid the Debentures in full by such date or upon the occurrence of an Event of Default (as defined in the Securities Purchase Agreement). The exercise price of the Warrants upon issuance was $1.40 per share of Common Stock, subject to certain antidilution adjustments set forth in the Warrants. On December 3, 1999, in exchange for the Investors' consent, among other things, to subordinate the Debentures to certain financing the Company is seeking to obtain in connection with the implementation of the Company's strategic plan and pursuant to a Consent, Agreement and Amendment, dated as of December 3, 1999, among the Company and the Investors, the Board of Directors of the Company approved a repricing of the Warrants to an exercise price of $1.125 per share of Common Stock, subject to the same antidilution adjustments referred to above. Pursuant to the Registration Rights Agreement between the Company and the Investors, the Company has agreed to register the shares of Common Stock underlying the Warrants with the Securities and Exchange Commission.

            Pursuant to the Investor Rights Agreement between the Company and the Investors, the Company has agreed that so long as the Investors own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the current directors who were nominated by the Investors. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

            As of January 2, 1997, the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes (the "Notes"), bearing interest at the rate of 8.25% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock. The Notes were paid in December 1998. Michael D. Beck, Vice President and Director of the Company and President and Chief Executive Officer of BETA, Connie Beck, Mr. Beck's wife, and Amanda Beck, Mr.
Beck's daughter, were the shareholders of BETA at the time of its acquisition. Pursuant to the Stock Purchase Agreement, Mr. Beck has the option to repurchase all of the outstanding capital stock of BETA from the Company for a period of six years from the Agreement Date, provided that Mr. Beck may not exercise the option prior to the third anniversary of the Agreement Date unless his employment with the Company and BETA is not renewed at the expiration of the initial three-year term or has been terminated for "cause" or "disability" or he leaves after a change of control for "good reason" (as contemplated by his employment agreement). The option exercise price is subject to a formula and varies based upon the reason for, and timing of, exercise.

            In November 1998, the Company, through MESI, purchased substantially all of the assets of Mildred Elley for an aggregate purchase price of $3,000,000, paid as follows: (i) $2,000,000 in cash at the closing and (ii) $1,000,000 by a five-year promissory note of MESI, payable in equal quarterly installments of principal and interest and bearing interest at a rate equal to 8.5% per annum. In addition, MESI assumed certain liabilities of Mildred Elley related to the acquired business (the "Assumed Liabilities"). The aggregate amount of the Assumed Liabilities is approximately $1,000,000. Simultaneous with the closing of such purchase, MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI.

            Steven R. Berger, one of the Company's directors, is a partner in Salans Hertzfeld Heilbronn Christy & Viener (formerly Christy & Viener), which acts as special securities counsel to the Company. The Company paid legal fees of $88,081, $217,093 and $143,375 to Salans Hertzfeld Heilbronn Christy & Viener for Fiscal 2000, 1999 and 1998, respectively.

                            PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT AUDITORS

             MANAGEMENT RECOMMENDS THAT YOU VOTE TO RATIFY
              THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

            The Board of Directors of the Company has appointed the firm of Lazar, Levine & Felix LLP ("Lazar") as its independent auditors for the 2001 fiscal year. While it is not required to do so, the Company is submitting the appointment of Lazar to the stockholders for ratification. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of Lazar is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of Lazar.

            Approval requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy on such proposal, provided that the total votes cast represent over 50% of all shares entitled to vote on the proposal.

INDEPENDENCE OF ACCOUNTANTS

            Lazar acted as the Company's independent auditors for Fiscal 2000. Management of the Company and the Audit Committee believe, on the basis of the relevant facts and circumstances pertaining to that firm's engagement by the Company, that Lazar satisfies the requirements for independence from the Company.

            Audit Fees.  In Fiscal 2000, the Company incurred
            -----------
$72,300 in professional fees from Lazar in connection with the audit of the Company's annual financial statements for the fiscal year ended October 31, 1999 and for the reviews of the financial statements of the Company included in the Company's quarterly reports for the fiscal year ended October 31, 2000.

            Financial Information Systems Design and
            ----------------------------------------
Implementation.  During Fiscal 2000, the Company did not engage
---------------
Lazar to (a) operate or supervise the Company's information systems or local area network, (b) design or implement a hardware or software system that aggregates source data underlying the Company's financial statements or that generates information that would be significant to the Company's financial statements.

            All Other Fees.  For all other services, the Company
            ---------------
incurred an aggregate of $18,520 in fees to Lazar during the last fiscal year for all non-audit services.

                         OTHER INFORMATION

            Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 2000.

                  PROPOSALS OF SECURITY HOLDERS

            Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 31, 2001.

                  AVAILABILITY OF ANNUAL REPORT

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB,
AS AMENDED, FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AS FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED
FREE OF CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

          Ms. Linda G. Straley, Vice President and Secretary,
       Touchstone Applied Science Associates, Inc., P.O. Box 382,
           4 Hardscrabble Heights, Brewster, New York 10509.

                                            LINDA G. STRALEY
                                            Vice President and Secretary
Brewster, New York
February 27, 2001

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

                                                                   Exhibit
                                                                   -------

                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                           AUDIT COMMITTEE CHARTER

PURPOSE

            The Audit Committee of the Board of Directors will assist the Board in fulfilling its responsibilities to stockholders and the investment community relating to the Company's accounting and financial reporting practices. The Committee will seek to insure that the Company's financial reports are of the highest quality and integrity and are prepared in accordance with generally accepted accounting principals and all other applicable requirements. To fulfill this purpose, the Committee will seek to facilitate free and open communication among the Company's directors, independent auditors and financial management and, generally, to maintain an environment which is conducive to complete, accurate and timely financial reporting. The Committee believes that this will permit it to detect and resolve, on a timely basis, any actual or potential issues which may arise with respect to the Company's accounting and financial reporting systems and internal controls.

ORGANIZATION

            Number of Members.  The Committee will initially
            ------------------
consist of not less than three directors.

            Independence.  A majority of the members of the
            -------------
Committee will be independent of the Company and its management. Members of the Committee will be independent if they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out their duties as directors and members of the Committee. In determining the independence of a member or proposed member of the Committee, the Board of Directors will consider the criteria for independence set forth in the resolutions of the Board of Directors establishing the Audit Committee adopted on June 7, 2000, as well as the criteria promulgated by The Nasdaq Stock Market on December 14, 1999 and set forth in its Rule 4200 (as it may be amended from time to time). These criteria are attached to this Charter.

            Financial Sophistication.  Each member of the Committee
            -------------------------
will be able to read and understand fundamental financial statements or will be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member will have had past employment experience in finance or accounting or other comparable experience or background which results in a reasonable degree of financial sophistication.

            Meetings.  There will be not less than four meetings of
            ---------
the Committee in each year and the Committee may meet as
frequently as it deems necessary.   In this regard, the Committee
may hold special executive sessions with the Company's Chief Financial Officer or other financial personnel and with the Company's independent auditors. The Committee will meet at such places and times as its members decide. The Committee will elect a chairman and a secretary from among its members. For each meeting, an agenda will be established by the chairman and minutes will be kept and submitted to the Board of Directors. On request of the Committee, any officer or employee of the Company or the Company's counsel will attend one or more meetings of the Committee.

RESPONSIBILITIES

            The Committee will carry out the responsibilities mandated for it by applicable laws, rules and regulations, including, without limitation, the rules of the Securities and Exchange Commission, the Nasdaq Market and any exchange on which the securities of the Company may be listed, as well as such as are deemed reasonably appropriate to its purpose by the Committee or the Board of Directors. The Committee will maintain flexibility in its policies and procedures to permit it to react effectively to changing conditions.

            It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. This remains the responsibility of the Company's management and independent auditors. Further, the Committee is not required to conduct any particular investigation, but only those which it deems necessary or advisable and within the scope of its responsibilities as set forth in this Charter, or to assure compliance with applicable laws and regulations or the Company's Code of Conduct.

            In fulfilling its responsibilities, the Committee will, among other things, carry out the duties set forth below and will have all authority of the Board of Directors to do so. All employees of the Company are directed to cooperate with the Committee in its fulfillment of its responsibilities.

    PERIODIC ASSESSMENT OF THIS CHARTER

    . Obtain the Board of Directors' approval of this Charter. Review and reassess it as conditions dictate and not less than annually, and obtain the Board of Director's approval of any amendments deemed necessary or desirable.

    GENERAL RELATION WITH INDEPENDENT AUDITORS

    . Annually review the terms of engagement (including fees for the annual audit and quarterly reviews and any non-audit assignments) and performance of the Company's independent auditors. Recommend to the Board of Directors whether the engagement of the independent auditors should be renewed or different independent auditors selected.

    . Annually, inquire as to the independence of the Company's independent auditors and obtain from them a written communication delineating all their relationships and professional services to the Company, as required by Independence Standards Board Standard
No. 1, Independence Discussions with Committees. Review with the independent auditors the nature and scope of any disclosed relationships or professional services and any effect they may have on the auditors' independence and objectivity. Recommend to the Board of Directors appropriate action to oversee the continuing independence of the auditors.

    . Communicate to the independent auditors their ultimate accountability to the Committee, the Board of Directors and the stockholders.

    . In each year, meet with the independent auditors and the Company's financial management to review the scope and procedures of (i) the audit of the annual financial statements, (ii) the reviews of the Company's quarterly financial statements, (iii) any non-audit assignments and (iv) any other matters required to be discussed with such auditors under Statement of Accounting Standards 61 and any other applicable law, rule, regulation or accounting or auditing standard.

    ANNUAL AUDIT AND QUARTERLY REVIEWS

    . Promptly review each annual audit and quarterly review, including any comments or recommendations of the independent auditors.

    . Review all quarterly financial statements (and the associated Management's Discussion and Analysis) with the Company's financial management and the independent auditors reasonably prior to the filing of the related
Form 10-QSB (or prior to the related press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements. Discuss any other matters required to be communicated to the Committee by the independent auditors. Promptly following the end of each of the first three fiscal quarters of the Company in each year, obtain either a written confirmation from the independent auditors that they have no such matters to report to the Committee or a written description of each such matter, as the case may be.

    . Review with the Company's financial management and the independent auditors (i) the financial statements contained in each of the Company's Forms 10-K and Annual Reports to Stockholders (and the associated Management's Discussion and Analysis) to determine that the independent auditors are satisfied with the financial statements and financial disclosure to be presented to the stockholders, (ii) the results of management's and the independent auditors' analysis of significant financial reporting issues and practices, including changes in accounting principles and disclosure practices or the adoption of new principles and practices and compliance with the requirements of SEC Staff Accounting Bulletin 99 (Materiality) and
(iii) their judgments about the quality, not merely the acceptability, of the accounting and financial disclosure practices used or proposed to be used, in particular, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements. Discuss any other matters required to be communicated to the Committee by the auditors.

    . Report the results of each annual audit and quarterly review to the Board of Directors and recommend to the Board of Directors the inclusion of the Company's audited financial statements in the Company's Annual
Report. If requested by the directors, invite the independent auditors to attend a meeting of the Board of Directors meeting to assist in reporting such results or to answer the directors' questions.

    INTERNAL CONTROLS AND PRACTICES

    . Review with the independent auditors and the Company financial and accounting personnel, the adequacy and effectiveness of the Company's existing internal accounting and financial controls. Elicit any recommendations for their improvement or for the implementation of new or more detailed controls or procedures in particular areas. The Committee will emphasize in particular the adequacy of internal controls to (i) provide reasonable assurance that the Company's publicly released financial statements are presented fairly and in accordance with generally accepted accounting principles and (ii) expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

    PUBLIC DISCLOSURES ABOUT THE COMMITTEE

    . Prepare and review with counsel and the Company's management, on a timely basis, all reports of the Committee required by the Securities and Exchange
Commission, the Nasdaq Market or otherwise to be set forth in the Company's proxy statements and annual reports. Review the Company's disclosure in its proxy statements which describe the fulfillment by the Committee of its responsibilities under this Charter.
Ensure that a copy of this Charter is annexed to the Company's proxy statements not less than once every three years and in any following any significant amendment to this Charter.

    GENERAL

    . Investigate any matter involving the Company's accounting or financial reporting practices or internal controls and any other matter brought to the Committee's attention and within the scope of its duties. The Committee will have the power to retain outside counsel or consultants with respect to any matter within its responsibilities if, in its judgment, such retention is necessary or appropriate.

    . Periodically review the Company's compliance policy statements and Code of Conduct to determine the whether modifications are appropriate and review with appropriate members of the Company's management the program for monitoring compliance with such statements and code. Recommend to the Board of Directors, as appropriate, changes in such statements, code and related compliance procedures.

    . Review and assess transactions involving the Company and related parties and related potential conflicts of interest and advise the Board of Directors in such regard as appropriate.

    . Review, with Company counsel as needed, legal and regulatory matters that may have a material effect on the financial statements and the Company's related compliance policies and, in general, the Company's compliance policies and procedures.

    . Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    . Provide sufficient opportunity for the independent auditors to meet with the Committee without members of management present. Discuss in such meetings, among other things, the independent auditors' evaluation of the Company's financial and accounting personnel, and the level of cooperation accorded to the independent auditors during the course of audit.

    . Periodically review the adequacy of the Company's accounting and financial resources and plan of personnel succession.

June 2000


     RESOLUTIONS AUTHORIZING THE FORMATION OF THE AUDIT COMMITTEE,
         AS ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 7, 2000

            RESOLVED, that, an Audit Committee of the Board of Directors be established, to consist of not less than three directors (or such greater minimum number as may be necessary to satisfy any applicable requirements of the Securities and Exchange Commission, The Nasdaq Market or any stock exchange on which the securities of the Corporation are listed), a majority of whom shall be "independent directors" (as defined below) who are able to read and understand fundamental financial statements or will be able to do so within a reasonable period of time after their appointment to the Audit Committee, and at least one of whom has had past employment experience in finance or accounting or other comparable experience or background which results in a reasonable degree of financial sophistication; and further

            RESOLVED, that the Audit Committee shall (i) annually review the terms of engagement, independence and performance of the Corporation's independent auditors and recommend to the entire Board of Directors whether the engagement of the then current auditors should be renewed, (ii) review with such auditors the scope of their audit and non-audit assignments, their fees, the accounting principles to be used in the Corporation's financial statements, the adequacy of the Corporation's internal accounting procedures, the adequacy of its internal control procedures and any other matters required to be discussed with such auditors under Statement of Accounting Standards 61 or any other applicable law, rule, regulation or accounting or auditing standard, (iii) review with management the Corporation's audited financial statements and (iv) review, and make such recommendations to the entire Board of Directors as it deems appropriate with respect to, the Corporation's compliance with applicable laws, rules, regulations and accounting standards; and further

            RESOLVED, that, as a supplement to the foregoing resolution, the Audit Committee is authorized and directed to prepare, at the earliest possible time, a written charter specifying, among other things, (i) the scope of its responsibilities and how it will carry them out, including structure, processes and membership requirements, (ii) the Audit Committee's responsibility for ensuring its receipt from the Corporation's independent auditors of a formal written statement delineating all of relationships between such auditors and the Corporation, consistent with Independent Standards Board Standard 1, (iii) the Audit Committee's responsibility for actively engaging in a dialogue with such auditors with respect to any disclosed relationships or services that may affect the objectivity or independence of such auditors and for taking, or recommending that the Board of Directors take, appropriate action to ensure the independence of such auditors and (iv) the independent auditor's ultimate accountability to the Board of Directors and the Audit Committee, and the authority of the Audit Committee and the Board of Directors to select, evaluate and where, appropriate, replace the independent auditors; and further

            RESOLVED, that for purposes of these resolutions, an "independent director" is a person who is not (i) an officer or employee of the Corporation or any of its subsidiaries or (ii) any other person having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, including, without limitation, (A) a person who was employed by the Corporation or any of its subsidiaries or affiliates at any time during the three years prior to the determination of such person's independence for this purpose, (B) a person who has received more than $60,000 in compensation from the Corporation or any of its subsidiaries or affiliates during the preceding fiscal year, other than compensation for service as a director, benefits under a qualified retirement plan or non-discretionary compensation, (C) a person who is in the immediate family (that is, a spouse, child, parent, sibling, mother or father-in law, brother or sister-in law, or anyone who resides in the home) of an executive officer of the Corporation or any of its subsidiaries or affiliates, (D) a person who is deemed to "control" the Corporation within the meaning of the Securities Act of 1933, (E) a person who is a controlling stockholder or executive officer of any other entity to which the Corporation made, or from which the Corporation received, payments (other than those for which securities of the Corporation are issued) in excess of the greater of five percent of the Corporation's or such other entity's annual consolidated gross annual revenues or $200,000, during any of the three years prior to the determination of such person's independence for this purpose, or
(F) a person who is employed as an executive of another entity, if any of the Corporation's officers serve as a member of the compensation committee of the board of directors of such entity.

[THIS PAGE INTENTIONALLY LEFT BLANK

            TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
        PROXY-Annual Meeting of Stockholders-March 30, 2001
             PROXY SOLICITED BY THE BOARD OF DIRECTORS

            The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the
"Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4 Hardscrabble Heights, Brewster, New York 10509, on March 30, 2001, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.



        Please mark
[X]     votes as in
        this example

   UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
           WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Michael D. Beck, Steven R. Berger, Joseph A.
               Fernandez, Andrew L. Simon, Linda G. Straley,
               Thomas G. Struzzieri, and David L. Warnock



                                         WITHHELD
                    FOR ALL   [  ]       FROM ALL  [  ]
                    NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):

     [ ] ____________________________________________________


2.   Ratification of the Company's Independent Auditors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


          FOR    [  ]         AGAINST     [  ]        ABSTAIN    [  ]


3. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated February 27, 2001, and a copy of the Annual Report for the fiscal year ended October 31, 2000.


[  ]  MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
           ----------------------------------------         -----------------

Signature:                                             Date
           ----------------------------------------         -----------------


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.